UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 19, 2013

Onconova Therapeutics, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-36020	22-3627252
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

375 Pheasant Run

Newtown, PA 18940

(267) 759-3680

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive
Offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On December 19, 2013, Onconova Therapeutics, Inc. (the “Company”) conducted an analyst and investor event focusing on the treatment landscape of myelodysplastic syndromes (“MDS”) and the development of the Company’s most advanced product candidate, rigosertib, as a treatment for MDS and other cancers. The slides presented at the event, together with a slide setting forth certain cautionary language intended to qualify the forward-looking statements included in the presentation, are furnished as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated herein by reference. The slides are also available in the “Investors and Media—Events & Presentations” section of the Company’s website, located at www.onconova.com.  Materials on the Company’s website are not part of or incorporated by reference into this Current Report Form 8-K.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

99.1   Analyst and Investor Event Slides, dated December 19, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 24, 2013	Onconova Therapeutics, Inc.

	By:	/s/ Ajay Bansal
		Name:	Ajay Bansal
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Analyst and Investor Event Slides, dated December 19, 2013.